UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) ofthe Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Good Times Restaurants Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Item 2.02

Results of Operations and Financial Conditions

On January 8, 2014, Good Times Restaurants Inc. announced by press release its financial results for its fiscal year ended September 30, 2013 and an update on its corporate accomplishments. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01

Regulation FD Disclosure

The information contained in Item 2.02 is hereby incorporated by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.  The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Company Press Release dated January 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: January 8, 2014	By:/s/ Boyd E. Hoback

Boyd E. Hoback
President and Chief Executive Officer

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